Exhibit 10.6

Mercato Partners Acquisition Corporation

2750 E. Cottonwood Parkway

Suite 500

Cottonwood Heights, Utah 84121

June 8, 2021

Mercato Partners Acquisition Corporation

2750 E. Cottonwood Parkway

Suite 500

Cottonwood Heights, Utah 84121

RE:	Amendment No. 1 to Securities Subscription Agreement

Ladies and Gentlemen:

THIS AMENDMENT NO. 1 TO SECURITIES SUBSCRIPTION AGREEMENT (this “Amendment”) to that certain Securities Subscription Agreement, dated as of March 4, 2021 (the “Securities Subscription Agreement”), by and between Mercato Partners Acquisition Group, LLC, a Delaware limited liability company (the “Subscriber” or “you”), and Mercato Partners Acquisition Corporation, a Delaware corporation (the “Company”), is made as of June 8, 2021 by and among the Subscriber and the Company. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Subscription Agreement, as amended by this Amendment.

WHEREAS, in accordance with Section 5.4 of the Securities Subscription Agreement, the terms of the Securities Subscription Agreement may be modified or amended only by written agreement executed by the Subscriber and the Company; and

WHEREAS, the Subscriber and the Company desire to amend the terms of the Securities Subscription Agreement in accordance with this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Forfeiture Mechanics.

(a) The Preamble is deleted in its entirety and the following is substituted in lieu thereof:

“Mercato Partners Acquisition Corporation, a Delaware corporation (the “Company”), is pleased to accept the offer Mercato Partners Acquisition Group, LLC, a Delaware limited liability company (the “Subscriber” or “you”), has made to subscribe for 5,750,000 shares of the Company’s Class B common stock, $0.0001 par value per share (the “Shares”), up to 750,000 of which are subject to forfeiture by you if the underwriter of the Company’s initial public offering (“IPO”) does not fully exercise its over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to issue the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:”

(b) The first sentence of Section 1 is deleted in its entirety and the following is substituted in lieu thereof:

“For the sum of $25,000, which the Company acknowledges receiving in cash, the Company hereby issues the Shares to the Subscriber, and the Subscriber hereby subscribes for the Shares from the Company, subject to forfeiture, on the terms and subject to the conditions set forth in this Agreement.”

(c) Section 2.2.5 is deleted in its entirety and the following is substituted in lieu thereof:

“2.2.5 Authorization. The Class A Shares (as defined below) issuable upon conversion of the Class B Shares have been duly authorized and reserved for issuance upon such conversion.”

(d) The first sentence of Section 3 is deleted in its entirety and the following is substituted in lieu thereof:

“In connection with the Shares purchased pursuant to this Agreement, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public stockholders and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”), in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination.”

(e) The following section is inserted after Section 2:

“3.1 Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option granted to the underwriter of the IPO is not exercised in full, the Subscriber acknowledges and agrees that it (or, if applicable, it and any transferees of Shares) shall forfeit any and all rights to such number of Shares (up to an aggregate of 750,000 Shares and pro rata based upon the percentage of the Over-allotment Option exercised) such that immediately following such forfeiture, the Subscriber (and all other initial stockholders prior to the IPO, if any) will own an aggregate number of Shares, not including any shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Shares” and, together with the Shares, the “Common Stock”), issuable upon exercise of any warrants or any shares of Class A Shares purchased by Subscriber in the IPO or in the aftermarket, equal to twenty percent (20%) of the issued and outstanding shares of Common Stock immediately following the IPO.

3.2 Termination of Rights as Stockholder. If any of the Shares are forfeited in accordance with this Section 3, then after such time the Subscriber (or successor in interest), shall no longer have any rights as a holder of such forfeited Shares, and the Company shall take such action as is appropriate to cancel such forfeited Shares.

3.3 Share Certificates. In the event an adjustment to the Original Certificates, if any, is required pursuant to this Section 3, then the Subscriber shall return such Original Certificates to the Company or its designated agent as soon as practicable upon its receipt of notice from the Company advising Subscriber of such adjustment, following which a new certificate (the “New Certificate”), if any, shall be issued in such amount representing the adjusted number of Shares held by the Subscriber. The New Certificate, if any, shall be returned to the Subscriber as soon as practicable. Any such adjustment for any uncertificated securities held by the Subscriber shall be made in book-entry form.”

(f) Sections 3 through 7 are renumbered accordingly as Sections 4 through 8.

2.	Lock-up.

(a) The following paragraph is inserted as the last paragraph of Section 4.2:

““THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCK-UP.””

(b) The following section is inserted after Section 4.1:

“4.2 Lock-up. Subscriber acknowledges that the Securities will be subject to lock-up provisions (the “Lock-up”) contained in the Insider Letter.”

(c) Sections 4.2 through 4.4 are renumbered as Sections 5.3 through 5.5.

2. Consent. The Company and the Subscriber each hereby consent to this Amendment in accordance with Section 6.4 of the Securities Subscription Agreement.

3. Effect of Amendment. Except as specifically amended herein, the Securities Subscription Agreement is hereby ratified and confirmed and shall remain in full force and effect. Each reference in the Securities Subscription Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Securities Subscription Agreement in the other documents entered into in connection with the Securities Subscription Agreement, shall mean and be a reference to the Securities Subscription Agreement, as amended by this Amendment.

4. Counterparts. This Amendment may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Amendment and return it to us.

Very truly yours,

MERCATO PARTNERS ACQUISITION CORPORATION

By:	/s/ Scott Klossner
Name:	Scott Klossner
Title:	Chief Financial Officer

Accepted and agreed as of the date first written above.

MERCATO PARTNERS ACQUISITION GROUP, LLC

SOLE MEMBER:

Bullfrog Bay Trust

By:	/s/ Diane Warnock
Name:	Diane Warnock
Title:	Trustee

[Signature Page to Amendment No. 1 to Securities Subscription Agreement]